CNI CHARTER FUNDS

                              High Yield Bond Fund

                           Institutional Class Shares
                                 Class A Shares



    Supplement dated September 1, 2005 to Prospectuses dated January 31, 2005

This supplements certain information contained in the Prospectus and should be read in conjunction with the Prospectus.

The following paragraphs replace the last paragraph on page 23 and the first paragraph on page 24 of the Prospectus and the supplement to the Prospectus dated May 4, 2005.

HSBC Halbis Partners (USA), Inc. ("HSBC Halbis USA") serves as the High Yield Bond Fund's sub-advisor effective September 1, 2005, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with CNAM. HSBC Halbis USA's principal offices are located at 452 Fifth Avenue, New York, NY 10018. It was formed in June, 2005, and is a wholly-owned subsidiary of HSBC Halbis Partners (UK), Ltd., which in turn is ultimately a part of HSBC Group, plc, one of the world's largest banking and financial services organizations.

HSBC Halbis USA provides investment advisory services relating to U.S. fixed income, high yield fixed income, emerging markets fixed income and alternative investment products. HSBC Halbis USA is one of a number of HSBC Group subsidiaries collectively referred to as "HSBC Investments" that are engaged in investment advisory and fund management activities in many countries throughout the world. As of March 31, 2005, HSBC Investments managed assets of approximately $202.7 billion, with $21.8 billion under management in the U.S.

The High Yield Bond Fund is managed by Richard J. Lindquist, CFA, a Managing Director and the head of the high yield management team at HSBC Halbis USA. The high yield management team, including Mr. Lindquist, joined HSBC Investments May 1, 2005. Mr. Lindquist was previously a Managing Director and the head of the high yield management team at Credit Suisse Asset Management, LLC ("CSAM"). He joined CSAM in 1995 as a result of the acquisition of CS First Boston Investment Management, where he had been since 1989. Previously, he managed high yield portfolios at Prudential Insurance Company of America and a high yield mutual fund at T. Rowe Price Associates. Mr. Lindquist holds a BS in Finance from Boston College and an MBA in Finance from the University of Chicago Graduate School of Business.




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